                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                               APACHE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 (APACHE LOGO)

                              ONE POST OAK CENTRAL
                       2000 POST OAK BOULEVARD, SUITE 100
                           HOUSTON, TEXAS 77056-4400

                    ----------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

TO THE STOCKHOLDERS OF APACHE CORPORATION:

A special meeting of stockholders of Apache Corporation, a Delaware corporation, will be held on Thursday, December 18, 2003, at 10:00 a.m. (Houston time), at the offices of the Company, 2000 Post Oak Boulevard, Suite 100, Houston, Texas, for the following purposes:

     1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 215,000,000 shares to 430,000,000 shares; and

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

Holders of record of the Company's common stock as of the close of business on October 29, 2003 are entitled to notice of, and to vote at, the special meeting. The Company's stock transfer books will not be closed. A complete list of stockholders entitled to vote at the special meeting will be available for examination by any Apache stockholder at 2000 Post Oak Boulevard, Suite 100, Houston, Texas, for purposes relating to the special meeting, during normal business hours for a period of ten days before the meeting.

It is important that your shares are represented at the meeting. We encourage you to designate the proxies named on the enclosed proxy card to vote your shares on your behalf and per your instructions. This action does not limit your right to vote in person or to attend the meeting.

                                         By order of the Board of Directors

                                         APACHE CORPORATION

                                         -s- C. L. PEPER
                                         C. L. PEPER
                                         Corporate Secretary

Houston, Texas
November 6, 2003

                       PROXY STATEMENT TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General.....................................................    1
Purpose of the Special Meeting..............................    1
Who Can Vote................................................    1
How to Vote.................................................    1
Voting 401(k) Plan Shares...................................    2
Revoking a Proxy............................................    2
Quorum and Votes Needed.....................................    2
How the Votes are Counted...................................    2
Approval of Amendment to Restated Certificate of
   Incorporation to Authorize Additional Common Stock.......    3
Securities Ownership and Principal Holders..................    5
Stockholder Proposals.......................................    7
Solicitation of Proxies.....................................    7

                               APACHE CORPORATION
                              ONE POST OAK CENTRAL
                       2000 POST OAK BOULEVARD, SUITE 100
                           HOUSTON, TEXAS 77056-4400

                                                                November 6, 2003

                                PROXY STATEMENT

GENERAL

The board of directors is soliciting proxies to be used at a special meeting of stockholders of Apache Corporation to be held on December 18, 2003. In this proxy statement "Apache," "the Company" and "we" refer to Apache Corporation. This proxy statement and the enclosed proxy card will be mailed on or about November 6, 2003.

PURPOSE OF THE SPECIAL MEETING

At the special meeting, stockholders will vote on whether to amend the Company's Restated Certificate of Incorporation to authorize additional shares of the Company's common stock, as outlined in the accompanying notice of meeting, and on any other business that properly comes before the meeting, including matters incident to the conduct of the meeting such as any motion for adjournment or postponement. As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the approval of the proposed amendment to the Restated Certificate of Amendment. There are no rights of appraisal or similar rights of dissenters arising from matters to be acted on at the meeting.

WHO CAN VOTE

Only stockholders of record holding shares of Apache common stock at the close of business on the record date, October 29, 2003, are entitled to receive notice of the special meeting and to vote the shares of Apache common stock they held on that date. As of October 29, 2003, there were 162,037,849 shares of Apache common stock issued and outstanding. Holders of Apache common stock are entitled to one vote per share. The enclosed proxy card shows the number of shares that you are entitled to vote.

Apache currently has outstanding one series of preferred stock -- the 5.68% Cumulative Preferred Stock, Series B (the "Series B Preferred Stock"). The holders of the depositary shares, each representing 1/10th of a share of Series B Preferred Stock, are not entitled to any voting rights, except under certain circumstances relating to non-payment of dividends on the Series B Preferred Stock. As of the date of this proxy statement, all dividend payments on the Series B Preferred Stock were current.

HOW TO VOTE

If your shares of Apache common stock are held by a broker, bank or other nominee (in "street name"), you will receive instructions from them on how to vote your shares.

If you hold shares of Apache common stock in your own name (as a "stockholder of record"), you may give instructions on how your shares are to be voted by:

     - marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

     - using the toll-free telephone number or Internet voting site listed on the enclosed proxy card. Specific directions for using the telephone and Internet voting systems are shown on the proxy card.

When using telephone or Internet voting, the systems verify that you are a stockholder through the use of a company number for Apache and a unique control number for you. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL THE ENCLOSED PROXY CARD.

Whichever of these methods you use to transmit your instructions, your shares of Apache common stock will be voted as you direct. If you sign and return the enclosed proxy card or otherwise designate the proxies named on the proxy card to vote on your behalf, but do not specify how to vote, your shares will be voted FOR the proposed amendment. If other matters of business not presently known are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.

VOTING 401(k) PLAN SHARES

If you are an employee or former employee participating in the Apache 401(k) Savings Plan and have shares of Apache common stock credited to your plan account as of the record date, such shares are shown on the enclosed proxy card and you have the right to direct the plan trustee regarding how to vote those shares. The trustee for the 401(k) plan is Fidelity Management Trust Company.

The trustee will vote the shares in your plan account in accordance with your instructions. If you do not send instructions (by voting your shares as provided above under "How to Vote") or if your proxy card is not received by December 15, 2003, the shares credited to your account will be voted by the trustee in the same proportion as it votes shares for which it did receive timely instructions.

REVOKING A PROXY

You may revoke a proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or Internet), by voting at the meeting, or by filing a written revocation with Apache's corporate secretary. Your attendance at the special meeting will not automatically revoke your proxy.

QUORUM AND VOTES NEEDED

The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Apache common stock outstanding on the record date will constitute a quorum, permitting the business of the meeting to be conducted. The affirmative vote of a plurality of the votes cast at the special meeting is required for the approval of the proposed amendment.

HOW THE VOTES ARE COUNTED

Representatives of Wells Fargo Bank Minnesota, N.A. will tabulate the votes and act as inspectors of election. A properly signed proxy marked to "withhold" authority for the approval of the proposed amendment will be counted for quorum purposes but not for voting purposes. If you are present or represented by proxy at the special meeting and you abstain, your abstention, as well as broker non-votes, are not counted as votes cast on any matter to which they relate.

         APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                      TO AUTHORIZE ADDITIONAL COMMON STOCK
                         (PROPOSAL NO. 1 ON PROXY CARD)

TERMS AND REASON FOR AMENDMENT

The authorized capital stock of the Company presently consists of 220,000,000 shares which are divided into 215,000,000 shares of common stock, par value of $1.25 per share, and 5,000,000 shares of no par value preferred stock. On September 11, 2003, the board of directors conditionally approved a two-for-one stock split to be effected in the form of a stock dividend of one share of common stock for each currently issued share of common stock, payable on January 14, 2004, to stockholders of record of the Company on December 31, 2003. The Company does not currently have a sufficient number of authorized but unissued shares of common stock available to effectuate the stock split, so it is conditioned upon, and shall be due and payable only upon, approval by the stockholders of the proposed amendment, the filing of the necessary documents with the Delaware Secretary of State to amend the Restated Certificate of Incorporation, and compliance with all applicable laws, regulations, and rules of the New York and Chicago Stock Exchanges.

The board of directors has unanimously adopted a resolution setting forth a proposed amendment to Article Fourth of the Company's Restated Certificate of Incorporation that would double the number of authorized shares of common, with the authorized shares of common stock increased from 215,000,000 shares of common stock with a par value of $1.25 per share to 430,000,000 shares of common stock with a par value of $0.625 per share. The resolution adopted by the board of directors, which is being presented for approval by the stockholders at the special meeting, recommended that the Company's Restated Certificate of Incorporation be amended to replace the current first paragraph of Article Fourth with a new first paragraph of Article Fourth reading in its entirety as follows:

     "FOURTH.   The total number of shares of all classes of stock which this
     Company shall have authority to issue is 435,000,000 which shall be divided into (a) 430,000,000 shares of common stock having a par value of $0.625 per share and (b) 5,000,000 shares of no par value preferred stock."

BOARD RECOMMENDATION

The board of directors believes that the proposed amendment to increase the number of authorized shares of common stock is in the best interests of the Company and stockholders and recommends that stockholders vote FOR the proposed amendment.

INFORMATION ON FUTURE ISSUANCE OF SHARES

Although shares authorized over and above the number required to fund the stock split described above would be available for issuance for other corporate purposes without further action by the stockholders, unless required by the Company's Restated Certificate of Incorporation or Bylaws, by the rules of any stock exchange on which the common stock may be listed, or by applicable law, the board of directors has no present plans to issue any additional shares of common stock, except for the funding of the stock split described above and routine issuances of reserved shares to employees and directors in connection with the exercise of stock options, the vesting of restricted stock, and the Company's deferred compensation plans.

In the event additional shares of common stock are issued by the Company, existing holders of shares of common stock would have no preemptive rights under the Company's Restated Certificate of Incorporation or otherwise to purchase any of such shares. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held.

                   SECURITIES OWNERSHIP AND PRINCIPAL HOLDERS

The following table sets forth, as of September 30, 2003, the beneficial ownership of each director of the Company, the chief executive officer, the four other most highly compensated executive officers, and all directors and executive officers of the Company as a group. All ownership information is based upon filings made by those persons with the Securities and Exchange Commission and upon information provided to the Company. (All share numbers in the table and footnotes have been adjusted for the stock dividends.)

----------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT AND          PERCENT OF
                                                                           NATURE OF BENEFICIAL        CLASS
     TITLE OF CLASS                 NAME OF BENEFICIAL OWNER                   OWNERSHIP(1)         OUTSTANDING
----------------------------------------------------------------------------------------------------------------
 Common Stock, par value
 $1.25                    Frederick M. Bohen                                  10,251(2)(3)            *
                          --------------------------------------------------------------------------------------
                          G. Steven Farris                                   499,054(4)(5)(6)(7)      *
                          --------------------------------------------------------------------------------------
                          Randolph M. Ferlic                                 257,486(2)(8)            *
                          --------------------------------------------------------------------------------------
                          Eugene C. Fiedorek                                  27,705(2)               *
                          --------------------------------------------------------------------------------------
                          A. D. Frazier, Jr.                                   6,692(2)               *
                          --------------------------------------------------------------------------------------
                          Patricia Albjerg Graham                              1,937(2)(3)            *
                          --------------------------------------------------------------------------------------
                          John A. Kocur                                       32,926(2)               *
                          --------------------------------------------------------------------------------------
                          George D. Lawrence                                  14,768(2)(3)            *
                          --------------------------------------------------------------------------------------
                          F. H. Merelli                                       11,965(2)(3)(6)         *
                          --------------------------------------------------------------------------------------
                          Rodman D. Patton                                     8,822(2)               *
                          --------------------------------------------------------------------------------------
                          Charles J. Pitman                                    5,216(2)               *
                          --------------------------------------------------------------------------------------
                          Raymond Plank                                      510,974(4)(5)(6)(7)      *
                          --------------------------------------------------------------------------------------
                          Jay A. Precourt                                      1,110(2)               *
                          --------------------------------------------------------------------------------------
                          Roger B. Plank                                     296,537(4)(5)(6)(7)      *
                          --------------------------------------------------------------------------------------
                          Lisa A. Stewart                                    126,785(4)(5)(6)(7)      *
                          --------------------------------------------------------------------------------------
                          John A. Crum                                       105,428(4)(5)(6)(7)      *
                          --------------------------------------------------------------------------------------
                          All directors and executive officers as a
                          group (including the above named persons)        2,639,123(4)(5)(6)(7)     1.63
----------------------------------------------------------------------------------------------------------------

 *  Represents less than one percent of outstanding shares of common stock.

(1) All ownership is sole and direct unless otherwise noted. Inclusion of any common shares not owned directly shall not be construed as an admission of beneficial ownership. Fractional shares have been rounded to the nearest whole share.

(2) Includes restricted common shares awarded under the Company's Equity Compensation Plan for Non-Employee Directors.

(3) Includes the following common share equivalents related to retainer fees deferred under the Company's Non-Employee Directors' Compensation Plan: Mr. Bohen -- 3,810; Dr. Graham -- 437; Mr. Lawrence -- 2,195; and Mr.
    Merelli -- 293.

                                         (footnotes continued on following page)

(4) Includes the following common stock equivalents held through the Company's Deferred Delivery Plan: Mr. Farris -- 4,034; Mr. Raymond Plank -- 55,064; Mr. Roger Plank -- 18,330; Ms. Stewart -- 2,600; Mr. Crum -- 1,415; and all directors and executive officers as a group -- 100,832.

(5) Includes the following common shares issuable upon the exercise of outstanding employee stock options which are exercisable within 60 days: Mr. Farris -- 236,194; Mr. Raymond Plank -- 271,886; Mr. Roger Plank -- 176,539; Ms. Stewart -- 97,365; Mr. Crum -- 80,183; and all directors and executive officers as a group -- 1,430,781.

(6) Includes shares held by the trustee of the Company's 401(k) Savings Plan and related Non-Qualified Retirement/Savings Plan: Mr. Farris -- 33,883; Mr. Merelli -- 8,075; Mr. Raymond Plank -- 3,133; Mr. Roger Plank -- 25,906; Ms. Stewart -- 18,303; Mr. Crum -- 16,070; and all directors and executive officers as a group -- 155,680.

(7) Includes the following restricted stock units (each equivalent to one share of common stock) granted under the Company's Executive Restricted Stock
    Plan: Mr. Farris -- 19,613; Mr. Raymond Plank -- 19,613; Mr. Roger
    Plank -- 9,743; Ms. Stewart -- 8,403; Mr. Crum -- 7,273; and all directors and executive officers as a group -- 140,218.

(8) Includes 6,930 common shares owned directly by Ferlic Investments, Ltd. in which Dr. Ferlic owns a 36-percent interest. Also includes a total of 10,545 common shares held by Dr. Ferlic's daughters, son and grandchildren, as to which he has some power of disposition, but disclaims beneficial ownership.

As of September 30, 2003, the Company knows of no person or entity owning more than five percent of outstanding shares of the Company's common stock, based on reports filed with the Securities and Exchange Commission.

                             STOCKHOLDER PROPOSALS

No proposals were submitted by stockholders for consideration at the special meeting. If you wish to submit a proposal for possible inclusion in the Company's 2004 proxy statement, we must receive your notice (at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, attention: Corporate Secretary), in accordance with rules of the Securities and Exchange Commission, on or before November 28, 2003.

                            SOLICITATION OF PROXIES

Solicitation of proxies for use at the special meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. These persons will receive no special compensation for any solicitation activities. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Company's common stock for whom they are record holder, and the Company will, upon request, reimburse reasonable forwarding expenses. The Company has retained Georgeson Shareholder Communications Inc. to assist in soliciting proxies from brokers, bank nominees and other institutional holders for a fee not to exceed $7,500, plus expenses. All costs of the solicitation will be borne by the Company.

                                         By order of the Board of Directors
                                         APACHE CORPORATION

                                         -s- C. L. PEPER
                                         C. L. PEPER
                                         Corporate Secretary

NOTE: STOCKHOLDERS ARE REQUESTED TO PROMPTLY VOTE THEIR SHARES USING ONE OF THE
      METHODS EXPLAINED ON PAGES 1 AND 2 OF THIS PROXY STATEMENT.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NOTICE OF SPECIAL MEETING

                                OF STOCKHOLDERS

                               DECEMBER 18, 2003

                              AND PROXY STATEMENT

                                 (APACHE LOGO)

                              ONE POST OAK CENTRAL

                       2000 POST OAK BOULEVARD, SUITE 100

                           HOUSTON, TEXAS 77056-4400

                                                (LOGO)Printed on recycled paper.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               APACHE CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

                           THURSDAY, DECEMBER 18, 2003
                                   10:00 A.M.

                          OFFICES OF APACHE CORPORATION
                       2000 POST OAK BOULEVARD, SUITE 100
                                 HOUSTON, TEXAS









--------------------------------------------------------------------------------



                         APACHE CORPORATION - 2003 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints Raymond Plank, G. Steven Farris, and Roger B. Plank as Proxies, with the power of substitution, and authorizes them to represent the undersigned at the special meeting of stockholders to be held December 18, 2003, or any adjournment thereof, and to vote all the shares of common stock of Apache Corporation held of record by the undersigned on October 29, 2003, as designated on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

For participants in the Apache 401(k) Savings Plan, this proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is given, if the card is not signed, or if the card is not received by December 15, 2003, the shares credited to your account will be voted in proportion to directions received by Fidelity, the plan trustee.




                    See reverse side for voting instructions.

                                                    ---------------------------
                                                    COMPANY #
                                                    CONTROL #
                                                    ---------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Time) on December 17, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

o        Follow the simple instructions provided.

VOTE BY INTERNET - HTTP://WWW.EPROXY.COM/APA/ - QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Time) on December 17, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Apache Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.



    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                             o Please detach here o


                  THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1.

1. Amendment of Restated Certificate of Incorporation to increase the Number of Authorized Shares of the Company's Common Stock from 215,000,000 Shares to 430,000,000 Shares

         [ ]   FOR               [ ]   AGAINST              [ ]   ABSTAIN

2. The Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Address Change?  Mark Box   [ ]                 Date
                                                    ----------------------------
Indicate change below:


                                             -----------------------------------
                                             Signature(s) In Box
                                             Please sign exactly as your name(s)
                                             appears on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.
                                             should include title and authority.
                                             Corporations should provide full
                                             name of corporation and title of
                                             authorized officer signing the
                                             proxy.